Provisions	12 Months Ended
Dec. 31, 2022
Provisions [abstract]
Provisions	Provisions

	2022	2021
	£’000	£’000
At January 1,	537	535
Provisions made during the year	700	—
Unwind of discount rate	6	2
At December 31,	1,243	537
A provision of £535,000 was made during 2020 in respect of the Group’s obligation to restore alterations made on lease space within one of the Group’s leasehold properties. The required work is expected to be completed in 2024 and 2028.
Key uncertainties surrounding the amount and timing of the outflows relate to changes in required restoration costs over the lease term and the timing of exit of the relevant buildings.
Further provisions of £200,000 and £500,000 were made during 2022 in respect of the Group’s obligation to restore alterations made during the period on leased spaces in two of the Group’s leasehold properties. The required work is expected to be completed in 2026 and 2031 respectively.